SUPPLEMENT TO FIDELITY MICHIGAN, MINNESOTA, AND OHIO MUNICIPAL FUNDS' FEBRUARY 28, 1997 PROSPECTUS
The following changes are effective April 1, 1997:
Fidelity Michigan Municipal Income Fund has changed its name to Spartan(registered trademark) Michigan Municipal Income Fund.
Fidelity Minnesota Municipal Income Fund has changed its name to Spartan Minnesota Municipal Income Fund.
Fidelity Ohio Municipal Income Fund has changed its name to Spartan Ohio Municipal Income Fund.
With respect to Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, and Spartan Ohio Municipal Income Fund, the minimum investments have been changed to the following:
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
With respect to Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, and Spartan Ohio Municipal Income Fund, the minimum check amount has been increased to $1,000. References to the minimums throughout the prospectus are changed to the referenced minimums with respect to Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, and Spartan Ohio Municipal Income Fund.
The following information replaces similar information found in "Expenses" on page 5:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See "Transaction Details," page 36 for an explanation of how and when these charges apply.

MAXIMUM SALES CHARGE ON PURCHASES                                               NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE ON REDEMPTIONS                                            NONE

REDEMPTION FEE (AS A % OF AMOUNT REDEEMED ON SHARES HELD LESS THAN 180 DAYS)    NONE

EXCHANGE FEE                                                                    NONE

ANNUAL ACCOUNT MAINTENANCE FEE                                                  $12.00
(FOR ACCOUNTS UNDER $2,500)


ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page 25).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
SPARTAN MI MUNI INCOME
MANAGEMENT FEE                  0.36%

12B-1 FEE                       NONE

OTHER EXPENSES                  0.19%

TOTAL FUND OPERATING EXPENSES   0.55%

SPARTAN MN MUNI INCOME
MANAGEMENT FEE                  0.35%

12B-1 FEE                       NONE

OTHER EXPENSES                  0.20%

TOTAL FUND OPERATING EXPENSES   0.55%

SPARTAN OH MUNI INCOME
MANAGEMENT FEE                  0.36%

12B-1 FEE                       NONE

OTHER EXPENSES                  0.19%

TOTAL FUND OPERATING EXPENSES   0.55%

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated.
SPARTAN MI MUNI INCOME
AFTER 1 YEAR     $ 6

AFTER 3 YEARS    $ 18

AFTER 5 YEARS    $ 31

AFTER 10 YEARS   $ 69

SPARTAN MN MUNI INCOME
AFTER 1 YEAR     $ 6

AFTER 3 YEARS    $ 18

AFTER 5 YEARS    $ 31

AFTER 10 YEARS   $ 69

AFTER 1 YEAR     $ 6

SPARTAN OH MUNI INCOME
AFTER 3 YEARS    $ 18

AFTER 5 YEARS    $ 31

AFTER 10 YEARS   $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. Effective April 1, 1997, FMR voluntarily agreed to implement an expense cap for Spartan Michigan Municipal Income Fund, Spartan Minnesota Municipal Income Fund, and Spartan Ohio Municipal Income Fund. FMR will reimburse each fund to the extent that total operating expenses exceed 0.55%. Each fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. If these agreements were not in effect, the management fee and total operating expenses would be 0.40% and 0.59% for Spartan Michigan Municipal Income Fund, 0.40% and 0.60% for Spartan Minnesota Municipal Income Fund, and 0.40% and 0.59% for Spartan Ohio Municipal Income Fund.
The following information replaces the information found in the "Charter" section on page 16:
For the money market funds, the number of votes you are entitled to is based on the dollar value of your investment.
   The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section beginning on page 16:
   Norm Lind is Vice President and manager for Spartan Michigan Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
George Fischer is manager of Spartan Ohio Municipal Income, which he has managed since April 1997. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager.
   The following information replaces similar information found under the heading "Other Expenses" in the "Breakdown of Expenses" section on page 26:
   Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.